UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CBIZ, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On July 30, 2026, the following email was sent by the Company to its clients:

Dear [Client],

As you may have seen, CBIZ has entered into a definitive agreement to be acquired by Grant Thornton Advisors. This is an exciting milestone for CBIZ, including for CBIZ Benefits & Insurance Services, Inc. (“CBIZ B&I”). As announced, following the close, CBIZ B&I will be separated into a new stand-alone entity backed by New Mountain Capital. The separation will create a dedicated leader in insurance, retirement and payroll services while maintaining a strong focus on serving clients in those businesses..

We are excited about what this means for our clients and for the future of our partnership. You can continue to expect the same high level of expertise, responsiveness, and partnership that you have come to rely on.

Your service and consulting team remains unchanged. The consultants, account managers, compliance specialists and subject matter experts who support your organization today will continue to do so.

We are proud of the relationships we have built with our clients, and we believe this next chapter positions us to serve you today and into the future.

I have included the CBIZ Press Release for your review.

https://ir.cbiz.com/news-releases/news-release-details/grant-thornton-advisors-acquire-cbiz-5-billion-transaction

Regards,

[name]

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CBIZ, Inc. (“CBIZ”) and Grant Thornton Advisors LLC and certain affiliates of Grant Thornton Advisors LLC (together, “Grant Thornton,” and any such transaction, the “proposed transaction”). In this context, forward-looking statements generally are identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2026 (the “Merger Agreement”), if at all, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on CBIZ’s and Grant Thornton’s current expectations with respect to the transactions contemplated by the Merger Agreement and are subject to risks and uncertainties, which may cause actual results to differ materially from CBIZ’s and Grant Thornton’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the shareholders of CBIZ may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by CBIZ and Grant Thornton, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CBIZ and Grant Thornton, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which CBIZ and Grant Thornton operate; (13) actions by third parties, including government agencies and rating agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcements relating to the proposed transaction could have adverse effects on the market price of CBIZ’s common stock, credit ratings, or operating results, and may have an adverse effect on the ability of CBIZ to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers and customers; (17) the risk that the market price of CBIZ’s common stock may decline if the proposed transaction is not completed, and (18) the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other sections of CBIZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, as amended on March 2, 2026 and any subsequent amendments, and subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither CBIZ nor Grant Thornton undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction and the solicitation of proxies for the proposed transaction, CBIZ intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement or any other document that CBIZ may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CBIZ ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED BY CBIZ WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and CBIZ’s other filings with the SEC also will be available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings.

Participants in the Solicitation

CBIZ and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the names of such directors and executive officers and their respective interests in CBIZ by security holdings or otherwise is set forth in CBIZ’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of shareholders, filed with the SEC on April 2, 2026 (the “2026 Annual Proxy”). Please refer to the sections captioned “Executive Compensation,” “Summary Compensation Table,” “2025 Grants of Plan-Based Awards,” “Outstanding Equity Awards At 2025 Fiscal Year-End,” “Option Exercises And Stock Vested In 2025,” “2025 Non-Qualified Deferred Compensation,” “Potential Payments upon Termination or Change in Control,” “Director Compensation,” “2025 Director Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Proxy. To the extent that certain CBIZ participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Annual Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Such filings and the 2026 Annual Proxy are available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in CBIZ’s Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction.

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